UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 12, 2011
Penson Worldwide, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32878 (Commission File Number)	75-2896356 (IRS Employer Identification No.)

1700 Pacific Avenue, Suite 1400, Dallas, Texas (Address of Principal Executive Offices)	75201 (Zip Code)
Registrant’s telephone number, including area code 214-765-1100
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 12, 2011, Mr. Thomas R. Johnson delivered notice of his immediate resignation as a member of the Board of Directors of Penson Worldwide, Inc. (the “Company”). Mr. Johnson’s resignation was not due to any disagreement with the Company on any matter related to the Company’s operations, policies or practices.

Item 7.01	Regulation FD Disclosure.
     On May 12, 2011, the Company issued a press release related to disclosure contained in its Form 10-Q, filed with the Securities and Exchange Commission on May 9, 2011.
     Pursuant to General Instruction B.2 of Form 8-K, all of the information contained in this Item 7.01 shall be deemed to be “furnished” and not “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and, therefore, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release, dated May 12, 2011.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENSON WORLDWIDE, INC.
Date: May 12, 2011	/s/ Philip A. Pendergraft
	Name:	Philip A. Pendergraft
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release, dated May 12, 2011.